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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2006

                               SL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-4987                 21-0682685
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey          08054
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           (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (856) 727-1500

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      As reported on Form 8-K dated October 31, 2006, effective as of October 31, 2006, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of October 31, 2006 by and among SL Industries, Inc., a New Jersey corporation (the "Company"), Norbert D. Miller, Revocable Living Trust of Fred A. Lewis and Margaret Lange-Lewis U/A Dated January 28, 1993, as Amended and Restated as of October 31, 2001, and the Einhorn Family Foundation (collectively, the "Sellers") the Company acquired from the Sellers 100% of the outstanding common stock, par value $1.00 per share (the "Shares"), of MTE Corporation, a Wisconsin corporation ("MTE"). The total consideration the Company paid for the Shares was $15,503,000 in cash (the "Purchase Price").

      The source of funds for the acquisition was borrowings from the Company's Revolving Credit Facility. The purpose of this Form 8-K/A is to amend the Company's current report on Form 8-K filed with the Securities and Exchange Commission dated October 31, 2006 to provide the required Audited Financial Statements of MTE and to provide the required unaudited combined pro forma financials to reflect the acquisition of MTE.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of businesses acquired.

            Audited Financial Statements of MTE Corporation as of and for the year ended June 30, 2006.

      (b)   Pro Forma Financial Information

            SL Industries, Inc. Pro Forma Combined Financial Statements (Unaudited).

      (c)   Exhibits

            The following exhibits are filed with this report

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                                Description
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10.1  Stock Purchase Agreement dated as of October 31, 2006 by and among SL
      Industries Inc., Norbert D. Miller, Revocable Living Trust of Fred A. Lewis and Margaret Lange-Lewis U/A dated January 28, 1993, as Amended and Restated as of October 31, 2001, and the Einhorn Family Foundation.

23.1 Consent of Chortek & Gottschalk, LLP, Independent Registered Public Accounting Firm.

99.1 MTE Corporation Audited Financial Statements for the year ended June 30, 2006.

99.2  Unaudited Pro Forma Combined Financial Statements
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SL INDUSTRIES, INC.
                                  (Registrant)

Date: December 21, 2006
                              By:     /s/ David R. Nuzzo
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                              Name:   David R. Nuzzo
                              Title:  Vice President and Chief Financial Officer

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